CERTIFICATION ACCOMPANYING FORM 10-Q REPORT
                                       OF
          SECURITY CAPITAL ASSURANCE LTD PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002
              (Chapter 63, Title 18 U.S.C. SS.SS. 1350(a) and (b))

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. SS.SS. 1350(a) and (b)), each of the undersigned hereby certifies that the Quarterly Report on Form 10-Q for the period ended September 30, 2006 of Security Capital Assurance Ltd (the "Company") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    Dated: November 14, 2006



                                    /s/ Paul S. Giordano
                                    -----------------------------
                                    PAUL S. GIORDANO
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                    SECURITY CAPITAL ASSURANCE LTD



                                    Dated: November 14, 2006



                                    /s/ David P. Shea
                                    -----------------------------
                                    DAVID P. SHEA
                                    EXECUTIVE VICE PRESIDENT AND CHIEF
                                    FINANCIAL OFFICER
                                    SECURITY CAPITAL ASSURANCE LTD


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Security Capital Assurance Ltd and will be retained by Security Capital Assurance Ltd and furnished to the Securities and Exchange Commission or its staff upon request.